UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Western Asset Short-Term Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of

Western Asset Short-Term Bond Fund	III

Investment commentary (cont’d)

$40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient…to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities.

Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non- U.S. issuers. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%. All told, the Barclays U.S. Aggregate Indexiii returned

Western Asset Short-Term Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

5.97% for the twelve months ended December 31, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocations to commercial mortgage-backed securities (“CMBS”) and emerging markets debt. In contrast, we reduced the Fund’s exposures to agency securities and asset-backed securities (“ABS”).

The Fund used U.S. Treasury and Eurodollar futures, Eurodollar options and swaptions to manage its duration and yield curveiv exposure. Overall, the use of these instruments contributed to performance. Credit default swaps, which were used to hedge our exposure to certain non-agency mortgage-backed securities (“MBS”), did not significantly impact performance.

Performance review

For the twelve months ended December 31, 2014, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 0.94%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 0.72% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.71% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	-0.11%	0.94%
Class C	-0.52%	0.13%
Class C1♦	-0.24%	0.68%
Class R	-0.27%	N/A
Class I	0.04%	1.24%
Class IS	0.06%	1.28%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	0.19%	0.72%
Lipper Short Investment Grade Debt Funds Category Average[1]	-0.24%	0.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 313 funds for the six-month period and among the 300 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2014 Annual Report

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.64%, -0.17%, 0.41%, 0.33%, 0.95% and 0.97%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C and Class R shares would have been -0.27% and 0.24%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class R shares for the twelve-month period is not shown because the inception date for this share class was January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.80%, 1.65%, 1.05%, 1.16%, 0.51% and 0.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.60% for Class C shares, 1.10% for Class R shares, 0.55% for Class I shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to non-agency MBS. They were supported by solid demand, attractive yields, continued principal paydowns and limited new supply. The Fund’s overweights to CMBS and ABS were also beneficial given largely solid investor demand as they looked to generate incremental yield in the low interest rate environment.

The Fund’s overweight to investment grade corporate bonds was also rewarded. Their spreads narrowed as corporate profits were solid overall, longer-term rates declined and the economy gathered momentum during the reporting period. In particular, overweight positions in Wachovia Capital Trust, United Airlines Inc. and Petroleos Mexicanos were positive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its security selection of agency MBS. Elsewhere, several individual investment grade bond holdings detracted from the Fund’s

Western Asset Short-Term Bond Fund 2014 Annual Report	3

Fund overview (cont’d)

performance for the period. In particular, overweights in Apple, Inc., Commonwealth Bank of Australia and PepsiCo, Inc. were negative for results.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Corporate Bonds & Notes (49.1%), Collateralized Mortgage Obligations (20.9%), Asset-Backed Securities (16.7%), Mortgage-Backed Securities (4.6%) and U.S. Government & Agency Obligations (4.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short-Term Bond Fund 2014 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Western Asset Short-Term Bond Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives, such as written options, swap contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short-Term Bond Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.11%	$1,000.00	$998.90	0.78%	$3.93	Class A	5.00%	$1,000.00	$1,021.27	0.78%	$3.97
Class C	-0.52	1,000.00	994.80	1.59	7.99	Class C	5.00	1,000.00	1,017.19	1.59	8.08
Class C1	-0.24	1,000.00	997.60	1.04	5.24	Class C1	5.00	1,000.00	1,019.96	1.04	5.30
Class R	-0.27	1,000.00	997.30	1.09	5.49	Class R	5.00	1,000.00	1,019.71	1.09	5.55
Class I	0.04	1,000.00	1,000.40	0.49	2.47	Class I	5.00	1,000.00	1,022.74	0.49	2.50
Class IS	0.06	1,000.00	1,000.60	0.45	2.27	Class IS	5.00	1,000.00	1,022.94	0.45	2.29

Western Asset Short-Term Bond Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class R†	Class I	Class IS
Twelve Months Ended 12/31/14	0.94%	0.13%	0.68%	N/A	1.24%	1.28%
Five Years Ended 12/31/14	2.76	N/A	2.45	N/A	3.05	N/A
Ten Years Ended 12/31/14	1.98	N/A	1.57	N/A	2.36	N/A
Inception* through 12/31/14	—	0.24	—	0.06%	—	1.09

With sales charges[2]	Class A	Class C	Class C1♦	Class R†	Class I	Class IS
Twelve Months Ended 12/31/14	-1.34%	-0.87%	0.68%	N/A	1.24%	1.28%
Five Years Ended 12/31/14	2.32	N/A	2.45	N/A	3.05	N/A
Ten Years Ended 12/31/14	1.74	N/A	1.57	N/A	2.36	N/A
Inception* through 12/31/14	—	0.24	—	0.06%	—	1.09

Cumulative total returns
Without sales charges[1]
Class A (12/31/04 through 12/31/14)	21.62%
Class C (Inception date of 8/1/12 through 12/31/14)	0.59
Class C1♦ (12/31/04 through 12/31/14)	16.85
Class R (Inception date of 1/31/14 through 12/31/14)	0.06
Class I (12/31/04 through 12/31/14)	26.28
Class IS (Inception date of 10/5/12 through 12/31/14)	2.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1♦, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2004, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index. The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Short-Term	— Western Asset Short-Term Bond Fund

Western Asset Short-Term Bond Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Short-Term	— Western Asset Short-Term Bond Fund

12	Western Asset Short-Term Bond Fund 2014 Annual Report

Schedule of investments

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 49.1%
Consumer Discretionary — 4.5%
Automobiles — 2.6%
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	$1,100,000	$1,100,408	(a)
Daimler Finance NA LLC, Senior Notes	1.375%	8/1/17	1,990,000	1,981,958	(a)
Daimler Finance NA LLC, Senior Notes	1.092%	8/1/18	4,100,000	4,155,649	(a)(b)
Ford Motor Credit Co., LLC, Senior Bonds	1.162%	11/4/19	1,900,000	1,903,080	(b)
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	3,510,000	3,603,398
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,154,929	(a)
Hyundai Capital America, Senior Notes	1.450%	2/6/17	1,690,000	1,684,511	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.785%	3/3/17	1,690,000	1,696,285	(a)(b)
Total Automobiles				17,280,218
Household Durables — 0.1%
Whirlpool Corp., Senior Notes	1.350%	3/1/17	470,000	468,828
Internet & Catalog Retail — 0.5%
Amazon.com Inc., Senior Notes	2.600%	12/5/19	3,500,000	3,539,557
Media — 1.0%
DISH DBS Corp., Senior Notes	5.875%	11/15/24	970,000	977,275	(a)
Thomson Reuters Corp., Senior Notes	1.650%	9/29/17	2,200,000	2,187,973
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,072,058
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,500,000	1,837,905
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,009,943
Total Media				7,085,154
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	0.658%	9/10/19	1,850,000	1,855,461	(b)
Total Consumer Discretionary				30,229,218
Consumer Staples — 5.0%
Beverages — 2.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,161,090
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,434,216
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,087,984
PepsiCo Inc., Senior Notes	0.950%	2/22/17	2,740,000	2,732,175
Suntory Holdings Ltd., Notes	1.650%	9/29/17	3,340,000	3,332,121	(a)
Total Beverages				13,747,586
Food & Staples Retailing — 1.5%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	791,496
CVS Health Corp., Senior Notes	1.200%	12/5/16	3,110,000	3,120,067
Kroger Co., Notes	3.900%	10/1/15	80,000	81,733
Kroger Co., Senior Notes	1.200%	10/17/16	500,000	499,128

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — continued
Sysco Corp., Senior Notes	0.550%	6/12/15	$1,480,000	$1,481,585
Sysco Corp., Senior Notes	1.450%	10/2/17	1,940,000	1,939,164
Wal-Mart Stores Inc., Senior Notes	0.600%	4/11/16	2,120,000	2,119,674
Total Food & Staples Retailing				10,032,847
Food Products — 1.1%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	743,230
Kraft Foods Group Inc., Senior Notes	6.125%	8/23/18	1,200,000	1,373,232
Mondelez International Inc., Senior Notes	4.125%	2/9/16	2,331,000	2,418,254
WM Wrigley Jr. Co., Senior Notes	1.400%	10/21/16	540,000	540,676	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	1,530,000	1,542,079	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	450,000	456,319	(a)
Total Food Products				7,073,790
Tobacco — 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	244,433
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	740,000	897,984
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	1,059,850
Total Tobacco				2,202,267
Total Consumer Staples				33,056,490
Energy — 4.0%
Energy Equipment & Services — 0.4%
Cameron International Corp., Senior Notes	1.150%	12/15/16	620,000	613,810
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,290,000	1,273,739	(a)
Transocean Inc., Senior Notes	2.500%	10/15/17	1,100,000	973,081
Total Energy Equipment & Services				2,860,630
Oil, Gas & Consumable Fuels — 3.6%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,410,000	1,568,622
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	193,443
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,392,339
Devon Energy Corp., Senior Notes	2.250%	12/15/18	940,000	937,491
Ecopetrol SA, Senior Notes	4.250%	9/18/18	2,650,000	2,762,625
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,344,540
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,587,394
Petroleos Mexicanos, Senior Notes	2.251%	7/18/18	3,380,000	3,425,630	(b)
Petroleos Mexicanos, Senior Notes	3.125%	1/23/19	90,000	90,450
Phillips 66 Co., Senior Notes	1.950%	3/5/15	1,000,000	1,002,571
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.149%	4/10/19	1,870,000	1,873,491	(a)(b)
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,252,909
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	410,234

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
TransCanada PipeLines Ltd., Senior Notes	0.937%	6/30/16	$3,070,000	$3,085,660	(b)
Total Oil, Gas & Consumable Fuels				23,927,399
Total Energy				26,788,029
Financials — 22.6%
Banks — 14.8%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,658,530
ABN AMRO Bank NV, Senior Notes	4.250%	2/2/17	2,295,000	2,423,061	(a)
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	313,035	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,417,428
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,131,619
Bank of America Corp., Senior Notes	1.700%	8/25/17	3,050,000	3,052,653
Bank of America NA, Subordinated Notes	6.100%	6/15/17	4,500,000	4,948,389
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,288,949	(a)
Bank of Nova Scotia, Senior Notes	0.751%	7/15/16	3,140,000	3,148,365	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,131,895	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	1.450%	9/8/17	1,090,000	1,080,621	(a)
BNP Paribas SA, Senior Notes	0.830%	12/12/16	950,000	952,272	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,734,679	(a)
BPCE SA, Senior Notes	1.625%	2/10/17	2,910,000	2,921,626
Capital One NA, Senior Notes	1.500%	9/5/17	2,040,000	2,023,688
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	6,775,109
Citigroup Inc., Senior Notes	6.125%	11/21/17	2,000,000	2,231,654
Citigroup Inc., Senior Notes	1.003%	4/8/19	1,440,000	1,446,906	(b)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,076,388
Commonwealth Bank of Australia, Senior Notes	0.747%	9/20/16	1,900,000	1,906,274	(a)(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	3,690,000	3,851,257
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,370,468	(a)
Credit Agricole SA, Senior Notes	1.031%	4/15/19	1,460,000	1,472,756	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,546,469	(a)
Export-Import Bank of Korea, Senior Bonds	1.082%	9/17/16	750,000	753,189	(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	1,380,000	1,541,454	(a)
HSBC USA Inc., Senior Notes	1.135%	9/24/18	1,990,000	2,009,257	(b)
HSBC USA Inc., Senior Notes	0.843%	11/13/19	3,140,000	3,143,645	(b)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,119,526	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	1,860,000	1,912,383
JPMorgan Chase & Co., Senior Notes	1.350%	2/15/17	350,000	350,174
Mizuho Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,958,567	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	$1,190,000	$1,197,070
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,881,768	(a)
Royal Bank of Canada, Senior Notes	1.200%	1/23/17	3,440,000	3,439,219
Royal Bank of Canada, Senior Notes	0.771%	3/15/19	830,000	837,008	(b)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,189,980
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,183,625	(a)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	2,250,000	2,514,503	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	942,419	(a)
Svenska Handelsbanken AB, Senior Notes	0.733%	6/17/19	1,580,000	1,583,034	(b)
Toronto-Dominion Bank, Senior Bonds	1.500%	9/9/16	2,840,000	2,866,491
U.S. Bancorp, Senior Notes	1.650%	5/15/17	1,790,000	1,804,363
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/17/15	2,580,000	2,503,890	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,940,432
Westpac Banking Corp., Senior Notes	0.973%	7/30/18	2,250,000	2,270,995	(b)
Total Banks				98,847,083
Capital Markets — 3.0%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	1,949,884
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,823,108	(a)
Deutsche Bank AG, Senior Notes	1.400%	2/13/17	1,460,000	1,457,708
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,333,890
Goldman Sachs Group Inc., Senior Notes	5.750%	10/1/16	800,000	858,786
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	3,040,000	3,072,048
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/17/15	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(d)(e)(f)(g)
Macquarie Bank Ltd., Senior Notes	2.000%	8/15/16	2,860,000	2,895,976	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	700,000	741,493
Morgan Stanley, Senior Bonds	1.875%	1/5/18	2,230,000	2,223,450
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,158,230
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,700,000	1,819,440
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	283,365
Total Capital Markets				19,617,378
Consumer Finance — 1.4%
American Express Co., Senior Notes	0.823%	5/22/18	60,000	60,048	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,850,317
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,046,400
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,305,037	(a)
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	511,667

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	$850,000	$851,486
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	451,272
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,261,190
Total Consumer Finance				9,337,417
Diversified Financial Services — 1.5%
Banque Federative du Credit Mutuel SA, Senior Notes	1.700%	1/20/17	2,860,000	2,867,668	(a)
General Electric Capital Corp., Senior Notes	2.450%	3/15/17	5,080,000	5,221,828
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,142,631
Total Diversified Financial Services				10,232,127
Insurance — 1.3%
Berkshire Hathaway Finance Corp., Senior Notes	1.600%	5/15/17	1,250,000	1,261,415
Metropolitan Life Global Funding I, Secured Notes	0.609%	4/10/17	5,260,000	5,275,516	(a)(b)
Prudential Financial Inc., Senior Notes	1.012%	8/15/18	2,350,000	2,366,295	(b)
Total Insurance				8,903,226
Real Estate Investment Trusts (REITs) — 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	1.750%	9/15/17	3,050,000	3,035,567	(a)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	833,622
Total Financials				150,806,420
Health Care — 3.3%
Biotechnology — 0.3%
Amgen Inc., Senior Notes	0.833%	5/22/19	2,170,000	2,172,259	(b)
Health Care Equipment & Supplies — 1.0%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,499,915
Becton, Dickinson & Co., Senior Notes	1.800%	12/15/17	2,370,000	2,380,437
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,516,762
Medtronic Inc., Senior Notes	1.500%	3/15/18	1,550,000	1,543,789	(a)
Total Health Care Equipment & Supplies				6,940,903
Health Care Providers & Services — 0.7%
Aetna Inc., Senior Notes	1.500%	11/15/17	710,000	704,952
Humana Inc., Senior Notes	7.200%	6/15/18	1,640,000	1,917,316
UnitedHealth Group Inc., Senior Notes	1.400%	12/15/17	2,150,000	2,149,628
Total Health Care Providers & Services				4,771,896
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	274,318
Pharmaceuticals — 1.2%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,698,465

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Perrigo Co. PLC, Senior Notes	1.300%	11/8/16	$2,270,000	$2,261,081
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	1,240,000	1,240,156
Walgreens Boots Alliance Inc., Senior Notes	1.750%	11/17/17	1,090,000	1,093,459
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	629,604
Total Pharmaceuticals				7,922,765
Total Health Care				22,082,141
Industrials — 1.4%
Aerospace & Defense — 0.2%
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,036,413
Airlines — 0.3%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	657,669	688,053
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	178,290	195,780
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	807,239	871,819
Total Airlines				1,755,652
Electrical Equipment — 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,800,000	2,803,052
Industrial Conglomerates — 0.1%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,001,199
Machinery — 0.4%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,682
John Deere Capital Corp., Senior Notes	1.550%	12/15/17	2,570,000	2,571,701
Total Machinery				2,802,383
Total Industrials				9,398,699
Information Technology — 1.3%
IT Services — 0.1%
International Business Machines Corp., Senior Notes	0.603%	2/12/19	970,000	973,712	(b)
Semiconductors & Semiconductor Equipment — 0.2%
Texas Instruments Inc., Senior Notes	0.875%	3/12/17	1,320,000	1,315,104
Software — 0.5%
Oracle Corp., Senior Notes	0.811%	1/15/19	2,960,000	2,984,127	(b)
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	0.450%	5/3/16	3,400,000	3,397,433
Total Information Technology				8,670,376
Materials — 2.8%
Chemicals — 0.7%
Dow Chemical Co., Notes	5.700%	5/15/18	18,000	19,998
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,350,895
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	3,001,041
Total Chemicals				4,371,934

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 1.6%
Anglo American Capital PLC, Senior Notes	1.181%	4/15/16	$1,090,000	$1,091,442	(a)(b)
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,549,344
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	720,000	721,563
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	150,000	148,464
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	140,000	136,344
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	410,457
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,240,000	1,263,807
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,120,704
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,099,669
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	1,310,000	1,400,416
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	760,000	771,738
Total Metals & Mining				10,713,948
Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Senior Notes	2.539%	11/15/19	3,160,000	3,162,496	(a)
Total Materials				18,248,378
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.1%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,779,552
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,260,013
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,348,270
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,672,565
Telefonica Emisiones SAU, Senior Notes	3.192%	4/27/18	1,890,000	1,945,082
Verizon Communications Inc., Senior Notes	0.636%	6/9/17	3,550,000	3,545,140	(b)
Verizon Communications Inc., Senior Notes	1.991%	9/14/18	1,320,000	1,374,363	(b)
Total Diversified Telecommunication Services				13,924,985
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,542,755
Total Telecommunication Services				15,467,740
Utilities — 1.9%
Electric Utilities — 1.3%
Duke Energy Corp., Senior Notes	0.613%	4/3/17	1,400,000	1,402,653	(b)
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,110,578
Duke Energy Indiana Inc., Secured Bonds	0.579%	7/11/16	1,460,000	1,462,980	(b)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	650,000	648,724
Southern Co., Senior Bonds	1.300%	8/15/17	960,000	956,669
Total Electric Utilities				8,581,604
Multi-Utilities — 0.6%
Dominion Resources Inc., Senior Notes	1.250%	3/15/17	2,900,000	2,890,593

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — continued
PG&E Corp., Senior Notes	2.400%	3/1/19	$1,080,000	$1,082,699
Total Multi-Utilities				3,973,292
Total Utilities				12,554,896
Total Corporate Bonds & Notes (Cost — $328,611,822)				327,302,387
Asset-Backed Securities — 16.7%
Academic Loan Funding Trust, 2012-1A A1	0.970%	12/27/22	857,999	863,362	(a)(b)
Access Group Inc., 2005-B A2	0.464%	7/25/22	590,841	587,866	(b)
Ally Master Owner Trust, 2014-5 A1	0.651%	10/15/19	4,720,000	4,723,243	(b)
American Express Credit Account Master Trust, 2012-3 A	0.311%	3/15/18	4,720,000	4,718,213	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.725%	9/25/27	40,588	39,087	(b)
Apidos CDO, 2012-9A A	1.631%	7/15/23	2,000,000	1,985,624	(a)(b)
ARI Fleet Lease Trust, 2012-A A	0.711%	3/15/20	411,444	411,396	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.740%	3/12/26	1,000,000	992,160	(a)(b)
Asset Backed Securities Corp. Home Equity Loan Trust, 2004-HE8 M2	1.895%	12/25/34	1,909,634	1,717,707	(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.295%	5/25/32	180,471	176,105	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	0.995%	8/25/33	347,643	337,221	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.130%	12/15/33	107,794	104,092	(b)
Atrium CDO Corp., 5A A1	0.482%	7/20/20	1,324,995	1,322,290	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,916,449	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.800%	5/28/44	4,492	4,495	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.690%	6/25/34	275,327	274,465	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.561%	9/15/17	1,870,000	1,873,299	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.375%	12/26/19	1,778,737	1,774,924	(b)
Capital Auto Receivables Asset Trust, 2014-1 A2	0.960%	4/20/17	2,940,000	2,944,013
CenterPoint Energy Transition Bond Co., LLC, 2012-1 A1	0.901%	4/15/18	1,214,642	1,216,771
Citibank Credit Card Issuance Trust, 2014-A3 A3	0.358%	5/9/18	3,440,000	3,440,986	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	52,477	54,101	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.370%	2/25/37	185,020	124,696	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.441%	2/15/34	162,748	144,745	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	141,727	124,720	(b)
Discover Card Execution Note Trust, 2013-A6 A6	0.611%	4/15/21	3,720,000	3,733,890	(b)
Educational Funding of the South Inc., 2011-1 A2	0.884%	4/25/35	3,957,656	3,950,574	(b)
Ford Credit Auto Lease Trust, 2014-B A2B	0.321%	3/15/17	3,850,000	3,846,562	(b)
Ford Credit Auto Owner Trust, 2014-A A3	0.790%	5/15/18	1,980,000	1,979,017
Ford Credit Auto Owner Trust, 2014-B A3	0.900%	10/15/18	5,200,000	5,195,411
Ford Credit Floorplan Master Owner Trust, 2014-4 A2	0.511%	8/15/19	2,700,000	2,696,868	(b)

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Golden Credit Card Trust, 2014-2A A	0.612%	3/15/21	$3,400,000	$3,392,140	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.455%	5/25/36	135,301	134,076	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,515,144	(a)
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,400,881
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	100,000	100,010
Indymac Residential Asset-Backed Trust, 2005-D AI2	0.490%	3/25/36	1,822,230	1,450,557	(b)
Jamestown CLO Ltd., 2014-4A A1C	1.664%	7/15/26	250,000	248,061	(a)(b)
LCM Limited Partnership, 16A A	1.758%	7/15/26	500,000	497,233	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.430%	6/25/46	254,243	224,850	(a)(b)
Missouri Higher Education Loan Authority, 2010-2 A1	1.083%	8/27/29	1,408,806	1,418,414	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.512%	12/7/20	2,153,242	2,155,675	(b)
Nelnet Student Loan Trust, 2014-6A A	0.805%	11/25/47	1,992,826	1,983,334	(a)(b)
NewMark Capital Funding, 2014-2A A1	1.674%	6/30/26	750,000	741,689	(a)(b)
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	2,802,542	2,803,171
Nissan Master Owner Trust Receivables, 2012-A A	0.631%	5/15/17	2,140,000	2,141,927	(b)
Ocean Trails CLO IV, 2013-4A X	1.233%	8/13/25	490,000	490,186	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.277%	8/25/33	170,576	152,355	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	15,504	14,263
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	249,984	258,578	(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.531%	10/20/23	1,250,000	1,238,676	(a)(b)
Saxon Asset Securities Trust, 2003-3 M1	1.130%	12/25/33	51,477	48,663	(b)
SLM Student Loan Trust, 2003-04 A5A	0.991%	3/15/33	79,013	78,905	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.991%	12/15/25	710,000	709,284	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.614%	4/25/25	2,330,000	2,165,533	(b)
SLM Student Loan Trust, 2005-6 A6	0.374%	10/27/31	3,500,000	3,403,365	(b)
SLM Student Loan Trust, 2006-2 B	0.454%	1/25/41	1,195,046	1,059,883	(b)
SLM Student Loan Trust, 2006-5 A5	0.344%	1/25/27	1,800,000	1,775,387	(b)
SLM Student Loan Trust, 2006-6 A2	0.314%	10/25/22	117,767	117,620	(b)
SLM Student Loan Trust, 2007-4 A3	0.294%	1/25/22	3,605	3,604	(b)
SLM Student Loan Trust, 2008-7 A4	1.134%	7/25/23	2,708,000	2,757,123	(b)
SLM Student Loan Trust, 2011-B A1	1.011%	12/16/24	72,368	72,615	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.450%	9/25/19	3,671,548	3,667,860	(b)
SLM Student Loan Trust, 2012-A A1	1.561%	8/15/25	1,142,656	1,154,870	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.261%	12/15/21	509,294	510,947	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.320%	2/27/17	63,439	63,433	(b)
SLM Student Loan Trust, 2013-A A1	0.761%	8/15/22	777,213	778,256	(a)(b)
SMB Private Education Loan Trust, 2014-A A1	0.661%	9/15/21	5,417,865	5,424,208	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.593%	10/20/26	750,000	739,200	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.070%	11/25/34	$422,504	$394,732	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	181,709	179,178	(a)
Structured Asset Securities Corp., 2004-SC1	8.419%	12/25/29	39,427	38,289	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.310%	5/25/47	800,000	734,990	(b)
Trade Maps Ltd., 2013-1A A	0.862%	12/10/18	1,230,000	1,232,193	(a)(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	405,070	421,275	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	20,648	21,284
Venture CDO Ltd., 2013-13A AX	1.438%	6/10/25	2,291,667	2,275,877	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.731%	4/15/26	1,900,000	1,884,044	(a)(b)
Total Asset-Backed Securities (Cost — $111,168,593)				111,348,190
Collateralized Mortgage Obligations — 20.9%
American Home Mortgage Investment Trust, 2005-4 1A1	0.750%	11/25/45	747,081	648,459	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.620%	9/25/35	1,164,321	898,463	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.952%	12/20/34	208,920	118,894	(b)
Banc of America Funding Corp., 2005-E 4A1	2.686%	3/20/35	204,370	204,783	(b)
Banc of America Funding Corp., 2006-D 1A1	0.336%	5/20/36	584,712	567,361	(b)
Banc of America Mortgage Securities Inc., 2002-J B1	3.577%	9/25/32	130,973	125,421	(b)
Banc of America Mortgage Securities Inc., 2003-C B1	2.990%	4/25/33	349,195	273,686	(b)
Banc of America Mortgage Securities Inc., 2003-D	2.622%	5/25/33	25,006	25,015	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.491%	9/25/34	297,607	294,088	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.490%	1/25/47	617,521	447,326	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.595%	1/25/35	104,304	105,741	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.581%	10/25/36	234,308	203,662	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.464%	2/25/37	157,697	158,085	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.470%	8/25/35	8,719	8,079	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.460%	10/25/35	138,035	126,781	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.370%	1/25/36	16,349	15,316	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.400%	7/25/36	67,715	60,917	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 A1	1.485%	10/10/47	989,787	986,519
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.570%	5/25/35	6,803	6,806	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.778%	3/25/37	708,414	552,929	(b)
Colony Mortgage Capital Ltd., 2014-FL1 C	2.790%	4/8/31	1,200,000	1,201,697	(a)(b)
Commercial Mortgage Trust, 2014-BBG A	0.961%	3/15/29	1,170,000	1,166,155	(a)(b)
Commercial Mortgage Trust, 2014-CR21 A1	1.494%	12/10/47	1,510,000	1,509,661
Commercial Mortgage Trust, 2014-SAVA A	1.311%	6/15/34	3,000,000	3,000,772	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	2,094,634	2,158,015
Countrywide Alternative Loan Trust, 2004-33 1A1	2.731%	12/25/34	56,169	55,850	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.700%	12/25/34	60,219	59,378	(b)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2005-51 2A1	0.466%	11/20/35	$149,309	$125,127	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.480%	11/25/35	464,826	385,470	(b)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.470%	12/25/35	3,310,477	2,745,428	(b)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.570%	9/25/37	3,468,668	2,325,579	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.729%	5/19/33	78,964	77,628	(b)
Countrywide Home Loans, 2003-HYB3 6A1	2.741%	11/19/33	49,633	48,828	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.510%	6/25/35	96,736	67,198	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.570%	9/25/35	191,018	173,107	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.590%	7/25/36	73,059	67,060	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.389%	11/25/34	481,435	412,286	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.411%	6/25/34	395,860	391,464	(b)
Credit Suisse Mortgage Trust, 2014-11R 15A2	2.403%	1/27/36	2,400,000	1,496,251	(a)(b)
Del Coronado Trust, 2013-HDC A	0.961%	3/15/26	2,400,000	2,396,210	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.414%	3/19/45	249,125	228,994	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.704%	2/25/48	177,037	177,124	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.855%	12/29/45	1,892,150	1,847,212	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	336,389
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.511%	11/15/40	1,484,485	1,489,535	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4281 BA	1.250%	11/15/33	3,307,184	3,312,727
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	189,256	216,914	(b)
Federal National Mortgage Association (FNMA), 2014-M8 FA	0.407%	5/25/18	3,051,926	3,054,600	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	793,914	794,593	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.836%	2/20/60	320,803	322,125	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.706%	3/20/60	1,912,478	1,911,512	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.156%	5/20/60	2,390,576	2,433,684	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.486%	10/20/60	3,681,157	3,648,619	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	4,369,990	4,351,571	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.606%	11/20/60	4,401,523	4,384,161	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.656%	1/20/61	419,765	419,074	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H05 FB	0.656%	12/20/60	$558,147	$556,725	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	852,051	848,786	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.656%	2/20/61	1,275,010	1,271,577	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.626%	8/20/61	2,272,912	2,266,032	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.656%	7/20/62	14,117,671	14,060,290	(b)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.686%	10/20/62	532,750	532,644	(b)(f)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.676%	10/20/62	700,780	699,056	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.496%	12/20/62	9,246,291	9,134,924	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.556%	3/20/63	2,656,301	2,636,720	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.626%	6/20/63	914,745	911,618	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.626%	6/20/63	369,863	368,564	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.626%	5/20/63	345,351	344,199	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.328%	6/25/34	1,224,255	1,148,630	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.520%	9/25/35	1,374,397	1,182,468	(a)(b)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.964%	11/19/34	167,098	127,944	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.910%	12/25/34	402,744	387,127	(b)
IMPAC CMB Trust, 2004-5 1A1	0.890%	10/25/34	249,493	242,796	(b)
IMPAC CMB Trust, 2007-A A	0.420%	5/25/37	105,221	101,652	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.890%	1/25/35	287,024	228,391	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C18 A1	1.254%	2/15/47	926,714	923,644
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	1,699,136	1,701,706
JPMBB Commercial Mortgage Securities Trust, 2014-C24 A1	1.539%	11/15/47	617,626	615,841
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	1.521%	11/15/47	623,969	621,193
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.731%	9/25/36	908,622	603,021	(b)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.450%	4/25/47	2,510,685	2,239,032	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-C16 A1	1.223%	12/15/46	580,861	578,942
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	53,892	53,702	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.438%	11/25/33	158,206	159,988	(b)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Luminent Mortgage Trust, 2006-7 2A2, IO	0.390%	12/25/36	$199,234	$33,721	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	165,249	166,521
MASTR ARM Trust, 2003-6 1A2	2.450%	12/25/33	131,544	131,160	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	43,484	44,593	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.138%	3/25/33	498,556	425,478	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.457%	9/25/33	70,829	71,949	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.936%	1/25/29	4,630	4,577	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.408%	2/25/34	85,999	86,577	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 A2	1.972%	8/15/45	850,000	859,845
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	1,043,634	1,046,715
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C19 A1	1.573%	12/15/47	2,280,000	2,278,656
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	64,167	64,545	(a)
Morgan Stanley Capital I Trust, 2012-C4 A2	2.111%	3/15/45	930,000	945,990
Mortgage IT Trust, 2005-2 1A1	0.430%	5/25/35	141,545	136,905	(b)
Mortgage IT Trust, 2005-3 A1	0.470%	8/25/35	275,667	264,409	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.607%	1/8/20	957,689	963,171	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	621,726	627,258	(b)
Prime Mortgage Trust, 2005-2 2A1	6.777%	10/25/32	289,123	315,883	(b)
Residential Accredit Loans Inc., 2007-QS7 1A7	0.720%	5/25/37	4,426,435	2,854,236	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	3,990	3,985
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	24,548	27,791
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	20,612	19,998
Sequoia Mortgage Trust, 2003-2 A2	1.003%	6/20/33	121,108	118,251	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.883%	7/20/34	61,505	60,596	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.370%	2/25/24	1,460,000	1,436,214	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.820%	4/25/24	1,400,000	1,357,520	(b)
Structured ARM Loan Trust, 2004-07 A1	0.575%	6/25/34	278,075	256,525	(b)
Structured ARM Loan Trust, 2004-09XS A	0.540%	7/25/34	200,773	193,907	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.451%	3/25/35	549,843	496,277	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.404%	6/25/35	198,112	186,418	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.400%	2/25/36	400,517	322,622	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	800,705	784,581
Structured Asset Securities Corp., 2002-08A 7A1	1.839%	5/25/32	41,923	40,871	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.662%	6/25/32	134,030	109,724	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.458%	8/25/32	221,157	65,660	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.510%	3/25/34	753,845	743,816	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2004-NP1 A	0.970%	9/25/33	$374,589	$371,068	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.385%	6/25/35	742,994	670,215	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.676%	8/20/35	56,113	48,882	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.390%	8/25/33	221,202	228,452	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.590%	6/25/44	228,667	212,973	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.580%	12/25/45	248,928	225,369	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.923%	7/25/47	2,873,444	2,445,287	(b)
Washington Mutual Inc., 2005-AR4 A5	2.375%	4/25/35	199,678	196,807	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.460%	7/25/45	348,576	328,142	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.770%	12/25/35	3,122,819	2,482,563	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.490%	7/25/45	352,281	339,007	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.490%	8/25/45	327,742	313,987	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.443%	6/25/33	237,842	241,057	(b)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 A1	1.437%	12/15/47	900,000	897,626
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.615%	12/25/34	415,860	422,045	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.597%	7/25/34	270,856	212,136	(b)
WF-RBS Commercial Mortgage Trust, 2011-C3 A2	3.240%	3/15/44	3,820,000	3,917,884	(a)
WF-RBS Commercial Mortgage Trust, 2011-C4 A2	3.454%	6/15/44	2,230,000	2,299,190	(a)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	970,000	979,062
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	2,918,028	2,923,435
WF-RBS Commercial Mortgage Trust, 2014-C24 A1	1.390%	11/15/47	890,359	885,650
WF-RBS Commercial Mortgage Trust, 2014-C24 A2	2.863%	11/15/47	960,000	983,171
WF-RBS Commercial Mortgage Trust, 2014-C25 A1	1.518%	11/15/47	1,210,000	1,204,984
Total Collateralized Mortgage Obligations (Cost — $140,457,064)				139,543,478
Mortgage-Backed Securities — 4.6%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	7,680	7,776
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	98	99
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	86,185	92,239
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	309,370	358,547
Federal Home Loan Mortgage Corp. (FHLMC)	1.996%	6/1/43	3,087,829	3,097,693	(b)
Total FHLMC				3,556,354

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 3.3%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	$94	$95
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	9,148	9,251
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	92,246	97,548
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	8,828	8,944
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	10,985,756	11,305,048
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,230	9,379
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-11/1/32	699,575	778,226
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	57	65
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	25,921	26,139	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	188,902	200,007	(b)
Federal National Mortgage Association (FNMA)	1.812%	1/1/33	195,651	205,069	(b)
Federal National Mortgage Association (FNMA)	1.911%	4/1/33	452,882	481,236	(b)
Federal National Mortgage Association (FNMA)	1.925%	5/1/34	612,820	651,328	(b)
Federal National Mortgage Association (FNMA)	2.234%	12/1/34	18,610	19,853	(b)
Federal National Mortgage Association (FNMA)	2.242%	12/1/34	28,313	30,339	(b)
Federal National Mortgage Association (FNMA)	1.915%	1/1/35	92,071	97,422	(b)
Federal National Mortgage Association (FNMA)	1.960%	3/1/35	185,838	198,033	(b)
Federal National Mortgage Association (FNMA)	1.882%	5/1/35	449,707	479,092	(b)
Federal National Mortgage Association (FNMA)	6.275%	9/1/37	2,607,332	2,754,278	(b)
Federal National Mortgage Association (FNMA)	2.375%	12/1/39	4,549,328	4,844,379	(b)
Total FNMA				22,195,731
GNMA — 0.8%
Government National Mortgage Association (GNMA)	9.000%	9/15/22	210	211
Government National Mortgage Association (GNMA)	6.000%	11/15/28	18,594	21,035
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,074,309	1,238,515
Government National Mortgage Association (GNMA)	7.000%	3/15/36	181,447	216,782
Government National Mortgage Association (GNMA)	2.253%	8/20/60	1,302,237	1,391,928	(b)
Government National Mortgage Association (GNMA) II	1.540%	1/20/60	1,765,184	1,816,870	(b)
Government National Mortgage Association (GNMA) II	1.333%	7/20/60	169,332	172,493	(b)
Government National Mortgage Association (GNMA) II	1.363%	7/20/60	355,715	363,042	(b)
Total GNMA				5,220,876
Total Mortgage-Backed Securities (Cost — $30,706,590)				30,972,961
Municipal Bonds — 0.3%
Rhode Island — 0.3%
Rhode Island State Student Loan Authority Revenue, Taxable - Libor Floating Rate Notes, FFELP Loan Backed (Cost — $2,331,928)	0.856%	10/2/28	2,331,928	2,329,153	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	27

Schedule of investments (cont’d)

December 31, 2014

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 2.1%
Brazil — 0.4%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	$2,760,000	$2,776,284	(a)
Japan — 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,606,537
Mexico — 0.4%
United Mexican States, Senior Notes	5.950%	3/19/19	2,400,000	2,721,600
Russia — 0.3%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,100,000	(h)
South Korea — 0.4%
Korea Land & Housing Corp., Senior Notes	1.875%	8/2/17	2,610,000	2,603,718	(a)
Total Sovereign Bonds (Cost — $13,881,304)				13,808,139
U.S. Government & Agency Obligations — 4.5%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	469,726
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	750,000	743,867
Total U.S. Government Agencies				1,213,593
U.S. Government Obligations — 4.3%
U.S. Treasury Notes	0.875%	11/15/17	28,610,000	28,475,876
Total U.S. Government & Agency Obligations (Cost — $29,687,115)				29,689,469
Total Investments before Short-Term Investments (Cost — $656,844,416)				654,993,777
Short-Term Investments — 1.0%
Repurchase Agreements — 1.0%
Barclays Capital Inc. repurchase agreement dated 12/31/14; Proceeds at maturity — $7,100,012; (Fully collateralized by U.S. government obligations, 2.125% due 12/31/21; Market value — $7,242,402) (Cost — $7,100,000)	0.030%	1/2/15	7,100,000	7,100,000
Total Investments — 99.2% (Cost — $663,944,416#)				662,093,777
Other Assets in Excess of Liabilities — 0.8%				5,136,661
Total Net Assets — 100.0%				$667,230,438

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2014 Annual Report

Western Asset Short-Term Bond Fund

(g)	Illiquid security (unaudited).

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $666,291,422.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
FFELP	— Federal Family Education Loan Program
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	29

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $663,944,416)	$662,093,777
Cash	2,775,941
Interest receivable	2,343,100
Receivable for Fund shares sold	1,974,185
Deposits with brokers for open futures contracts	116,985
Principal paydown receivable	5,486
Receivable from broker — variation margin on open futures contracts	5,087
Prepaid expenses	66,834
Total Assets	669,381,395

Liabilities:
Payable for Fund shares repurchased	1,425,115
Distributions payable	265,346
Investment management fee payable	226,698
Service and/or distribution fees payable	51,772
Trustees’ fees payable	3,156
OTC swaps, at value (premiums paid — $17)	380
Payable for open OTC swap contracts	56
Accrued expenses	178,434
Total Liabilities	2,150,957
Total Net Assets	$667,230,438

Net Assets:
Par value (Note 7)	$1,717
Paid-in capital in excess of par value	714,275,847
Overdistributed net investment income	(72,964)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(45,133,089)
Net unrealized depreciation on investments, futures contracts and swap contracts	(1,841,073)
Total Net Assets	$667,230,438

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2014 Annual Report

Shares Outstanding:
Class A	11,742,133
Class C	2,356,336
Class C1	20,537,307
Class R	2,579
Class I	35,207,858
Class IS	101,850,019

Net Asset Value:
Class A (and redemption price)	$3.89
Class C*	$3.89
Class C1 (and redemption price)	$3.89
Class R (and redemption price)	$3.88
Class I (and redemption price)	$3.89
Class IS (and redemption price)	$3.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.98

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	31

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$10,099,898

Expenses:
Investment management fee (Note 2)	2,408,691
Service and/or distribution fees (Notes 2 and 5)	691,627
Transfer agent fees (Note 5)	194,316
Registration fees	91,852
Fund accounting fees	59,117
Audit and tax fees	49,408
Legal fees	48,271
Shareholder reports	29,152
Trustees’ fees	10,568
Insurance	7,473
Custody fees	3,674
Miscellaneous expenses	8,351
Total Expenses	3,602,500
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(20,767)
Net Expenses	3,581,733
Net Investment Income	6,518,165

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(135,693)
Futures contracts	83,854
Written options	174,913
Swap contracts	(2,106)
Net Realized Gain	120,968
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,014,721)
Futures contracts	223,742
Written options	(41,912)
Swap contracts	1,051
Change in Net Unrealized Appreciation (Depreciation)	(831,840)
Net Loss on Investments, Futures Contracts and Swap Contracts	(710,872)
Increase in Net Assets from Operations	$5,807,293

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$6,518,165	$5,717,324
Net realized gain	120,968	234,132
Change in net unrealized appreciation (depreciation)	(831,840)	(2,788,620)
Increase in Net Assets from Operations	5,807,293	3,162,836

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,402,746)	(7,028,571)
Decrease in Net Assets from Distributions to Shareholders	(8,402,746)	(7,028,571)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	240,725,006	168,620,167
Reinvestment of distributions	7,309,395	6,414,751
Cost of shares repurchased	(149,632,587)	(153,576,885)
Increase in Net Assets from Fund Share Transactions	98,401,814	21,458,033
Increase in Net Assets	95,806,361	17,592,298

Net Assets:
Beginning of year	571,424,077	553,831,779
End of year*	$667,230,438	$571,424,077
*Includesoverdistributed net investment income of:	$(72,964)	$(71,993)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$3.90	$3.93	$3.84	$3.87	$3.69

Income (loss) from operations:
Net investment income	0.03	0.03	0.05	0.06	0.09
Net realized and unrealized gain (loss)	0.01	(0.02)	0.10	(0.02)	0.19
Total income from operations	0.04	0.01	0.15	0.04	0.28

Less distributions from:
Net investment income	(0.05)	(0.04)	(0.06)	(0.07)	(0.10)
Total distributions	(0.05)	(0.04)	(0.06)	(0.07)	(0.10)

Net asset value, end of year	$3.89	$3.90	$3.93	$3.84	$3.87
Total return[2]	0.94%	0.32%	3.87%	1.12%	7.75%

Net assets, end of year (millions)	$45	$55	$61	$62	$62

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.84%	0.87%	0.88%
Net expenses[3]	0.79 [4]	0.79 [4]	0.79 [4]	0.87	0.88
Net investment income	0.89	0.85	1.22	1.51	2.33

Portfolio turnover rate	41%	35%	73%[5]	89%[5]	80%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105% and 87%, for the years ended December 31, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$3.90	$3.93	$3.91

Income (loss) from operations:
Net investment income	0.00 [3]	0.00 [3]	0.01
Net realized and unrealized gain (loss)	0.01	(0.02)	0.03
Total income (loss) from operations	0.01	(0.02)	0.04

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.02)
Total distributions	(0.02)	(0.01)	(0.02)

Net asset value, end of year	$3.89	$3.90	$3.93
Total return[4]	0.13%	(0.44)%	0.91%

Net assets, end of year (millions)	$9	$8	$3

Ratios to average net assets:
Gross expenses	1.61%	1.65%	1.48%[5]
Net expenses[6,7,8]	1.59	1.56	1.32 [5]
Net investment income	0.08	0.06	0.58 [5]

Portfolio turnover rate	41%	35%	73%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through December 31, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$3.90	$3.93	$3.84	$3.88	$3.70

Income (loss) from operations:
Net investment income	0.02	0.02	0.04	0.05	0.08
Net realized and unrealized gain (loss)	0.01	(0.02)	0.10	(0.03)	0.19
Total income from operations	0.03	0.00 [3]	0.14	0.02	0.27

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.05)	(0.06)	(0.09)
Total distributions	(0.04)	(0.03)	(0.05)	(0.06)	(0.09)

Net asset value, end of year	$3.89	$3.90	$3.93	$3.84	$3.88
Total return[4]	0.68%	0.07%	3.62%	0.62%	7.44%

Net assets, end of year (millions)	$80	$100	$149	$163	$172

Ratios to average net assets:
Gross expenses	1.05%	1.05%	1.08%	1.12%	1.08%
Net expenses[5]	1.05 [6]	1.04 [6]	1.04 [6]	1.12	1.08 [7]
Net investment income	0.63	0.61	0.97	1.26	2.14

Portfolio turnover rate	41%	35%	73%[8]	89%[8]	80%[8]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C1 shares until April 30, 2010.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105% and 87%, for the years ended December 31, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2014[2]

Net asset value, beginning of period	$3.91

Income (loss) from operations:
Net investment income	0.02
Net realized and unrealized loss	(0.02)
Total income from operations	0.00 [3]

Less distributions from:
Net investment income	(0.03)
Total distributions	(0.03)

Net asset value, end of period	$3.88
Total return[4]	0.06%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[5]	1.19%
Net expenses[5,6,7,8]	1.09
Net investment income[5]	0.60

Portfolio turnover rate[9]	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to December 31, 2014.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements was 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	For the year ended December 31, 2014.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$3.90	$3.93	$3.84	$3.87	$3.70

Income (loss) from operations:
Net investment income	0.05	0.04	0.06	0.07	0.10
Net realized and unrealized gain (loss)	0.00 [2]	(0.02)	0.10	(0.01)	0.18
Total income from operations	0.05	0.02	0.16	0.06	0.28

Less distributions from:
Net investment income	(0.06)	(0.05)	(0.07)	(0.09)	(0.11)
Total distributions	(0.06)	(0.05)	(0.07)	(0.09)	(0.11)

Net asset value, end of year	$3.89	$3.90	$3.93	$3.84	$3.87
Total return[3]	1.24%	0.63%	4.31%	1.49%	7.77%

Net assets, end of year (millions)	$137	$64	$36	$299	$269

Ratios to average net assets:
Gross expenses	0.49%	0.51%	0.50%	0.51%	0.50%
Net expenses[4,5]	0.49 [6]	0.49 [6]	0.48 [6]	0.51	0.50
Net investment income	1.19	1.14	1.53	1.86	2.73

Portfolio turnover rate	41%	35%	73%[7]	89%[7]	80%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective October 8, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to October 8, 2012, the expense limitation was 0.75%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105% and 87%, for the years ended December 31, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$3.90	$3.93	$3.93

Income (loss) from operations:
Net investment income	0.05	0.05	0.01
Net realized and unrealized gain (loss)	0.00 [3]	(0.02)	0.01
Total income from operations	0.05	0.03	0.02

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.02)
Total distributions	(0.06)	(0.06)	(0.02)

Net asset value, end of year	$3.89	$3.90	$3.93
Total return[4]	1.28%	0.66%	0.52%

Net assets, end of year (millions)	$396	$344	$305

Ratios to average net assets:
Gross expenses	0.45%	0.47%	0.50%[5]
Net expenses[6,7,8]	0.45	0.45	0.29 [5]
Net investment income	1.23	1.19	1.60 [5]

Portfolio turnover rate	41%	35%	73%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 5, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2014 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

40	Western Asset Short-Term Bond Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short-Term Bond Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$150,806,420	$0	*	$150,806,420
Other corporate bonds & notes	—	176,495,967	—		176,495,967
Asset-backed securities	—	111,348,190	—		111,348,190
Collateralized mortgage obligations	—	139,010,834	532,644		139,543,478
Mortgage-backed securities	—	30,972,961	—		30,972,961
Municipal bonds	—	2,329,153	—		2,329,153
Sovereign bonds	—	13,808,139	—		13,808,139
U.S. government & agency obligations	—	29,689,469	—		29,689,469
Total long-term investments	—	$654,461,133	$532,644		$654,993,777
Short-term investments†	—	7,100,000	—		7,100,000
Total investments	—	$661,561,133	$532,644		$662,093,777
Other financial instruments:
Futures contracts	$41,563	—	—		$41,563
Total	$41,563	$661,561,133	$532,644		$662,135,340

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$31,600	—	—		$31,600
OTC credit default swaps on corporate issues — buy protection‡	—	$380	—		380
Total	$31,600	$380	—		$31,980

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

42	Western Asset Short-Term Bond Fund 2014 Annual Report

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset Short-Term Bond Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

44	Western Asset Short-Term Bond Fund 2014 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enchance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Short-Term Bond Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

46	Western Asset Short-Term Bond Fund 2014 Annual Report

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Western Asset Short-Term Bond Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

48	Western Asset Short-Term Bond Fund 2014 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $380. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Short-Term Bond Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$8,341,647	$(8,341,647)
(b)	$1,883,610	(1,883,610)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)

Reclassifications are due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class R, Class I and Class IS shares did not exceed 1.60%, 1.10%, 0.55% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $20,767.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any

50	Western Asset Short-Term Bond Fund 2014 Annual Report

amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment. Class C1 shares (formerly Class C shares) acquired from another Legg Mason Partners Fund subject to CDSC remain subject to the original Fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $3,121 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$8,647	$3,136

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2014, the Fund had accrued $749 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$284,209,120	$52,956,711
Sales	180,557,654	64,860,801

Western Asset Short-Term Bond Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,066,885
Gross unrealized depreciation	(9,264,530)
Net unrealized depreciation	$(4,197,645)

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	242	3/15	$60,286,012	$60,327,575	$41,563
U.S. Treasury 2-Year Notes	254	3/15	55,551,873	55,522,813	(29,060)
					12,503
Contracts to Sell:
U.S. Treasury 5-Year Notes	63	3/15	7,490,030	7,492,570	(2,540)
Net unrealized appreciation on open futures contracts					$9,963

During the year ended December 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	19,108,200	$211,626
Options written	—	—
Options closed	(200)	(131,850)
Options exercised	—	—
Options expired	(19,108,000)	(79,776)
Written options, outstanding as of December 31, 2014	—	—

At December 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2014[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs (Assured Guaranty Municipal Corp., 0.480% due 3/20/20)	$40,000	3/20/15	0.66%	5.000% quarterly	$(380)	$17	$(397)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	Western Asset Short-Term Bond Fund 2014 Annual Report

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$41,563

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$31,600	—	$31,600
OTC swap contracts[3]	—	$380	380
Total	$31,600	$380	$31,980

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$174,913	—	$174,913
Futures contracts	83,854	—	83,854
Swap contracts	—	$(2,106)	(2,106)
Total	$258,767	$(2,106)	$256,661

Western Asset Short-Term Bond Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$(41,912)	—	$(41,912)
Futures contracts	223,742	—	223,742
Swap contracts	—	$1,051	1,051
Total	$181,830	$1,051	$182,881

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$39,038
Futures contracts (to buy)	91,406,371
Futures contracts (to sell)	2,510,838

Average Notional Balance
Credit default swap contracts (to buy protection)	$40,000

†	At December 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$5,087	—	$5,087

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$380	—	$380

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C, Class C1 and Class R shares calculated at the annual rate of 0.75%, 0.25% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

54	Western Asset Short-Term Bond Fund 2014 Annual Report

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$131,132	$45,457
Class C	112,155	17,631
Class C1	448,293	88,964
Class R1	47	23
Class I	—	33,877
Class IS	—	8,364
Total	$691,627	$194,316

[1]	For the period January 31, 2014 (inception date) to December 31, 2014.

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,695
Class C	1,633
Class C1	2,918
Class R1	9
Class I	2,201
Class IS	12,311
Total	$20,767

[1]	For the period January 31, 2014 (inception date) to December 31, 2014.

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$619,462	$616,083
Class C	41,239	23,170
Class C1	823,309	1,015,333
Class R1	83	—
Class I	1,245,102	707,867
Class IS	5,673,551	4,666,118
Total	$8,402,746	$7,028,571

[1]	For the period January 31, 2014 (inception date) to December 31, 2014.

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Short-Term Bond Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,927,961	$11,457,112	4,099,799	$16,056,867
Shares issued on reinvestment	150,781	589,661	151,660	593,252
Shares repurchased	(5,602,122)	(21,903,377)	(5,545,373)	(21,718,914)
Net decrease	(2,523,380)	$(9,856,604)	(1,293,914)	$(5,068,795)

Class C
Shares sold	2,621,841	$10,255,220	4,019,784	$15,711,475
Shares issued on reinvestment	9,139	35,713	5,114	19,988
Shares repurchased	(2,365,420)	(9,251,854)	(2,732,929)	(10,684,232)
Net increase	265,560	$1,039,079	1,291,969	$5,047,231

Class C1
Shares sold	427,532	$1,673,100	829,037	$3,256,176
Shares issued on reinvestment	204,028	798,249	253,386	992,519
Shares repurchased	(5,695,621)	(22,295,761)	(13,279,780)	(51,991,423)
Net decrease	(5,064,061)	$(19,824,412)	(12,197,357)	$(47,742,728)

Class R1
Shares sold	2,558	$10,000	—	—
Shares issued on reinvestment	21	83	—	—
Net increase	2,579	$10,083	—	—

Class I
Shares sold	29,147,295	$113,857,807	13,949,761	$54,600,041
Shares issued on reinvestment	73,319	286,554	51,565	201,723
Shares repurchased	(10,418,555)	(40,759,842)	(6,863,038)	(26,862,580)
Net increase	18,802,059	$73,384,519	7,138,288	$27,939,184

Class IS
Shares sold	26,449,462	$103,471,767	20,161,694	$78,995,608
Shares issued on reinvestment	1,432,100	5,599,135	1,177,880	4,607,269
Shares repurchased	(14,169,084)	(55,421,753)	(10,822,810)	(42,319,736)
Net increase	13,712,478	$53,649,149	10,516,764	$41,283,141

[1]	For the period January 31, 2014 (inception date) to December 31, 2014.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class R	Class I	Class IS
Daily 1/30/2015	$0.003534	$0.000910	$0.002654	$0.002582	$0.004619	$0.004697

56	Western Asset Short-Term Bond Fund 2014 Annual Report

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$8,402,746	$7,028,571

As of December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$54,293
Deferred capital losses*	(23,964,701)
Capital loss carryforward**	(18,811,419)
Other book/tax temporary differences(a)	(137,220)
Unrealized appreciation (depreciation)(b)	(4,188,079)
Total accumulated earnings (losses) — net	$(47,047,126)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(4,917,261)
12/31/2016	(3,918,515)
12/31/2017	(7,435,333)
12/31/2018	(2,540,310)
$(18,811,419)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Short-Term Bond Fund 2014 Annual Report	57

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short-Term Bond Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short-Term Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2015

58	Western Asset Short-Term Bond Fund 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or the Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

Western Asset Short-Term Bond Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

60	Western Asset Short-Term Bond Fund

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended June 30, 2014 was below the median and that its performance was above the median for the 5-year period ended June 30, 2014. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain of the Fund’s share classes. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each

Western Asset Short-Term Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee, which was reduced in October 2012, is approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

62	Western Asset Short-Term Bond Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Short-Term Bond Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

64	Western Asset Short-Term Bond Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short-Term Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

66	Western Asset Short-Term Bond Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Short-Term Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Western Asset Short-Term Bond Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset Short-Term Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

70	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	Daily	Daily
Payable date:	1/31/2014	February 2014- December 2014
Ordinary income:
Qualified dividend income for individuals	1.56%	1.74%
Dividends qualifying for the dividends	1.56%	1.74%
received deduction for corporations
Interest from Federal Obligations	1.78%	1.78%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily
Payable date:	Monthly
Qualified net investment income	60.00%

Please retain this information for your records.

Western Asset Short-Term Bond Fund	71

Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-887-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/15 SR15-2418

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,929 in 2013 and $88,114 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,450 in 2013 and $7,480 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015